MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND     Two World Trade Center, New
LETTER TO THE SHAREHOLDERS May 31, 1998            York, New York 10048



DEAR SHAREHOLDER:


During the twelve-month period ended May 31, 1998, U.S. stocks continued to post impressive gains. Bolstered by a strong economy and low inflation, the Standard & Poor's 500 Composite Stock Price Index, a common measure of the U.S. stock market, returned 30.67 percent. While stocks of larger companies were responsible for much of the market's advance, smaller and mid-sized companies also turned in solid results, with the S&P MidCap 400 Index gaining nearly 30 percent. Mid-cap and small-cap stocks, which had earlier been out of favor with investors, performed particularly well in August and September 1997, as investors began taking advantage of those sectors' attractive valuations.

In October, however, the market's advance came to an abrupt halt over concerns about the economic crisis in Asia, which caused the Dow Jones Industrial Average (DJIA) to drop more than 550 points in a single trading day. Investor concerns resulted in a "flight to quality" that led to their seeking out the relative stability and liquidity of large-cap companies. Despite increased market volatility, U.S. stocks, again led by large-cap issues and supported by the relative strength of the domestic economy, recovered nicely as 1997 came to a close. In fact, by early April 1998 the DJIA surpassed the 9000 mark before partially retreating in May. Once again the catalyst was Asia, where high unemployment in Korea and a relatively peaceful Indonesian revolution, as well as an attack on the Russian currency, caused a renewal of the same fears that had led to the market's weakness last October.

PERFORMANCE AND PORTFOLIO

For the twelve-month period ended May 31, 1998, the Fund's Class B shares produced a total return of 24.68 percent, compared to 21.29 percent for the Lipper Mid Cap Funds Index and 29.91 percent for the S&P MidCap 400 Index. Since their inception on July 28, 1997, the Fund's Class A, C and D shares had total returns of 12.77 percent, 12.01 percent and 12.89 percent, respectively. The Fund's benchmarks, the Lipper Mid Cap

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
LETTER TO THE SHAREHOLDERS May 31, 1998

Funds Index and the S&P MidCap 400 Index, returned 8.74 percent and 14.97 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses.

While the Fund outperformed its peer group during the fiscal year, it did underperform the S&P MidCap 400 Index. The Fund's underperformance relative to the Index can be attributed primarily to the Fund's underweighting of financial stocks, which performed strongly during the period. In addition, the Fund held a substantial portion of its assets in technology stocks, which were negatively affected by the Asian economic crisis.

The accompanying chart illustrates the growth of a hypothetical $10,000 investment in the Fund's Class B shares from inception (September 29, 1994) through May 31, 1998, versus a similar investment in the issues that comprise the S&P MidCap 400 Index and the Lipper Mid Cap Funds Index.

Over the course of the fiscal year, several important changes have been made to the Fund's portfolio. The most apparent one has been to reduce the number of securities held by the Fund. At the beginning of the current fiscal year the Fund's portfolio consisted of nearly 150 different securities, compared to under 100 securities at fiscal year-end on May 31, 1998. We believe that holding larger positions in fewer securities will enable the Fund to better seek its objective of long-term capital growth.

Despite holding fewer securities, the Fund remains fully diversified across market sectors. At the end of the fiscal year the Fund had 24 percent of its assets in technology, 19 percent in economically sensitive sectors, 15 percent in retail, 14 percent in health care and 8 percent in financial services and interest-rate-sensitive stocks. Among the Fund's largest holdings were Platinum Technology (computer software), Providian Financial Corp. (financial - miscellaneous), Conseco, Inc. (life and health insurance), Tyco International (manufacturing - diversified), U.S.A. Waste Services, Inc. (pollution control) and Staples Inc. (retail - specialty).

LOOKING AHEAD

We remain positive about the long-term prospects for mid-capitalization stocks in general and the Fund in particular. After a sustained period of underperformance compared to large-cap stocks, mid-cap stocks currently offer attractive relative valuations. We believe that as investors begin to realize this, mid-cap stocks will once again resume their pattern of attractive growth.

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
LETTER TO THE SHAREHOLDERS May 31, 1998


We appreciate your ongoing support of Morgan Stanley Dean Witter Mid-Cap Growth Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
FUND PERFORMANCE May 31, 1998


                 GROWTH OF $10,000 CLASS B


       Date             TOTAL     S&P MIDCAP IX     LIPPER
       ----             -----     -------------     ------
September 29, 1994     $10,000       $10,000       $10,000
   May 31, 1995        $10,826       $11,057       $10,894
   May 31, 1996        $16,566       $14,204       $15,430
   May 31, 1997        $17,563       $16,783       $16,156
   May 31, 1998        $21,698 (3)   $21,803       $19,597


        -- Fund  --- S&P MIDCAP IX (4)  --- Lipper (5)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


                        AVERAGE ANNUAL TOTAL RETURNS*
-----------------------------------------------------------------------------

                 CLASS B SHARES**
--------------------------------------------------
PERIOD ENDED 5/31/98
------------------------
1 Year                       24.68%(1)    19.68%(2)
From Inception (9/29/94)     23.82%(1)    23.51%(2)

                 CLASS C SHARES++
--------------------------------------------------
PERIOD ENDED 5/31/98
------------------------
FROM INCEPTION (7/28/97)      12.01%(1)   11.01%(2)

                 CLASS A SHARES+
-------------------------------------------------
PERIOD ENDED 5/31/98
------------------------
From Inception (7/28/97)     12.77%(1)    6.85%(2)


                 CLASS D SHARES+
                               +
--------------------------------------------------
PERIOD ENDED 5/31/98
------------------------
From Inception (7/28/97)     12.89%(1)


------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3) Closing value after the deduction of a 2% CDSC, assuming a complete redemption on May 31, 1998.
(4) The S&P Midcap 400 Index is a market-value weighted index, the performance of which is based on the average performance of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Mid Cap Fund Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid Cap Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
* For periods of less than one year, the Fund quotes its total return on a non-annualized basis.

** The maximum contingent deferred sales charge (CDSC) for Class B is 5%. The CDSC declines to 0% after six years.

+     The maximum front-end sales charge for Class A is 5.25%.

++ The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.

++    Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS May 31, 1998

 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             COMMON STOCKS (95.1%)
             Advertising (2.6%)
   181,225   HA-LO Industries, Inc.* ......................................... $ 5,606,648
   270,000   Snyder Communications, Inc.* ....................................  10,884,375
                                                                              ------------
                                                                                16,491,023
                                                                              ------------
             Apparel (3.8%)
   140,000   Jones Apparel Group, Inc.* ......................................   8,872,500
   150,000   Tommy Hilfiger Corp.* ...........................................  10,087,500
   140,000   Warnaco Group, Inc. (Class A) ...................................   5,775,000
                                                                              ------------
                                                                                24,735,000
                                                                              ------------
             Automotive -Replacement Parts (0.5%)
    50,000   Magna International Inc. (Class A)(Canada)  .....................   3,525,000
                                                                              ------------
             Biotechnology (2.5%)
   320,000   BioChem Pharma, Inc. (Canada)* ..................................   8,360,000
   200,000   Centocor, Inc.* .................................................   7,800,000
                                                                              ------------
                                                                                16,160,000
                                                                              ------------
             Broadcast Media (0.7%)
   100,000   Cox Radio, Inc. (Class A)* ......................................   4,212,500
                                                                              ------------
             Building Materials (1.7%)
   170,000   Southdown, Inc. .................................................  11,156,250
                                                                              ------------
             Communications Equipment (2.1%)
   200,000   CIENA Corp.* ....................................................  10,350,000
   200,000   Pairgain Technologies, Inc.* ....................................   3,125,000
                                                                              ------------
                                                                                13,475,000
                                                                              ------------
             Computer Equipment (1.1%)
   175,000   EMC Corp.* ......................................................   7,251,562
                                                                              ------------
             Computer Software (7.8%)
   250,000   Cadence Design Systems, Inc.* ...................................   8,812,500
   125,000   Compuware Corp.* ................................................   5,734,375
   170,000   Network Associates, Inc.* .......................................  10,412,500
   440,000   Platinum Technology, Inc.* ......................................  11,990,000
   275,000   Software AG Systems, Inc.* ......................................   6,703,125
   150,000   Synopsys, Inc.* .................................................   6,440,625
                                                                              ------------
                                                                                50,093,125
                                                                              ------------
             Computer Software & Services (4.0%)
   180,000   Citrix Systems, Inc.* ...........................................   9,382,500
   350,000   Legato Systems, Inc.* ...........................................   9,975,000
   140,000   Visio Corp.* ....................................................   6,545,000
                                                                              ------------
                                                                                25,902,500
                                                                              ------------
             Computers (1.9%)
   100,000   FileNET Corp.* .................................................. $ 5,500,000
   125,000   Lexmark International Group, Inc. (Class A)* ....................   6,937,500
                                                                              ------------
                                                                                12,437,500
                                                                              ------------
             Consumer Business Services (1.5%)
   290,000   AccuStaff Inc.* .................................................   9,551,875
                                                                              ------------
             Consumer Products (1.3%)
   200,000   Dominick's Supermarkets, Inc.* ..................................   8,625,000
                                                                              ------------
             Drugs (3.2%)
   240,000   ICN Pharmaceuticals, Inc. .......................................  10,365,000
   250,000   Medicis Pharmaceutical Corp. (Class A)* .........................  10,156,250
                                                                              ------------
                                                                                20,521,250
                                                                              ------------
             Electronics (3.1%)
   125,000   Avid Technology, Inc.* ..........................................   5,062,500
   180,000   Jabil Circuit, Inc.* ............................................   6,131,250
   115,000   Sanmina Corp* ...................................................   8,941,250
                                                                              ------------
                                                                                20,135,000
                                                                              ------------
             Energy (7.6%)
    50,000   Camco International Inc.  .......................................   3,487,500
   200,000   Diamond Offshore Drilling, Inc. .................................   9,562,500
   150,000   Evi Weatherford Inc.* ...........................................   7,584,375
   375,000   R&B Falcon Corp.* ...............................................  10,757,812
   150,000   Rowan Companies, Inc.* ..........................................   3,834,375
   150,000   Stolt Comex Seaway, S.A. (United Kingdom)* ......................   4,734,375
   350,000   Varco International, Inc.* ......................................   9,121,875
                                                                              ------------
                                                                                49,082,812
                                                                              ------------
             Environmental Control (1.4%)
   500,000   Newpark Resources, Inc.* ........................................   9,093,750
                                                                              ------------
             Financial -Miscellaneous (3.0%)
   130,000   Newcourt Credit Group Inc. (Canada)  ............................   6,386,250
   200,000   Providian Financial Corp. .......................................  12,725,000
                                                                              ------------
                                                                                19,111,250
                                                                              ------------
             Healthcare Products & Services (7.0%)
    12,500   Concentra Managed Care, Inc.* ...................................     292,188
    72,000   Express Scripts, Inc. (Class A)* ................................   5,508,000
   225,000   Health Management Associates, Inc. (Class A)* ...................   6,707,813
   300,000   HealthSouth Corp.* ..............................................   8,512,500

                      SEE NOTES TO FINANCIAL STATEMENTS


                                       5

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS May 31, 1998, continued

 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
   190,000   IDX Systems Corp.* ..............................................$  7,956,250
   160,000   Renal Care Group, Inc.* .........................................   5,770,000
   350,000   Total Renal Care Holdings, Inc.* ................................  10,740,625
                                                                              ------------
                                                                                45,487,376
                                                                              ------------
             Home Entertainment (1.0%)
   150,000   Electronic Arts Inc.* ...........................................   6,487,500
                                                                              ------------
             Insurance (1.2%)
   150,000   Hartford Life, Inc. (Class A)  ..................................   7,725,000
                                                                              ------------
             Internet (1.1%)
   200,000   At Home Corp. (Series A)* .......................................   6,925,000
                                                                              ------------
             Life & Health Insurance (1.8%)
   250,000   Conseco, Inc.  ..................................................  11,656,250
                                                                              ------------
             Manufacturing -Diversified (2.1%)
   250,000   Tyco International Ltd.  ........................................  13,843,750
                                                                              ------------
             Media Group (6.5%)
   225,000   Chancellor Media Corp.* .........................................   9,393,750
    75,000   Clear Channel Communications, Inc.* .............................   7,190,625
   150,000   Jacor Communications, Inc.* .....................................   7,912,500
   300,000   Outdoor Systems, Inc.* ..........................................   9,000,000
   235,000   Univision Communications, Inc. (Class A)* .......................   8,166,250
                                                                              ------------
                                                                                41,663,125
                                                                              ------------
             Medical Products & Supplies (0.2%)
    39,000   North American Scientific, Inc.* ................................   1,126,125
                                                                              ------------
             Pharmaceuticals (1.4%)
   107,000   Shire Pharmaceuticals Group PLC (ADR)* (United Kingdom) .........   2,046,375
   160,000   Watson Pharmaceuticals, Inc.* ...................................   7,000,000
                                                                              ------------
                                                                                 9,046,375
                                                                              ------------
             Pollution Control (6.1%)
   400,000   Allied Waste Industries, Inc.* ..................................  10,550,000
   275,000   Eastern Environmental Services, Inc.* ...........................   7,768,750
   260,000   U.S. Filter Corp.* ..............................................   7,913,750
   275,000   U.S.A. Waste Services, Inc.* ....................................  12,976,562
                                                                              ------------
                                                                                39,209,062
                                                                              ------------

             Restaurants (2.8%)
   280,000   Showbiz Pizza Time, Inc.* .......................................$  9,940,000
   175,000   Starbucks Corp.* ................................................   8,378,125
                                                                              ------------
                                                                                18,318,125
                                                                              ------------
             Retail (2.8%)
             Abercrombie & Fitch Co.
   165,000   (Class A)* ......................................................   6,971,250
    50,000   General Nutrition Companies, Inc.* ..............................   1,575,000
   250,000   Proffitt's, Inc.* ...............................................   9,812,500
                                                                              ------------
                                                                                18,358,750
                                                                              ------------
             Retail -Department Stores (1.8%)
    80,000   Dillard's, Inc. (Class A) .......................................   3,365,000
   225,000   Dollar General Corp. ............................................   8,578,125
                                                                              ------------
                                                                                11,943,125
                                                                              ------------
             Retail -Specialty (4.2%)
   190,000   Consolidated Stores Corp.* ......................................   7,255,625
   300,000   Finish Line, Inc. (Class A)* ....................................   7,087,500
   500,000   Staples, Inc.* ..................................................  12,531,250
                                                                              ------------
                                                                                26,874,375
                                                                              ------------
             Retail -Specialty Apparel (1.4%)
   190,000   Stage Stores, Inc.* .............................................   8,858,750
                                                                              ------------
             Telecommunications (2.2%)
   190,000   Pacific Gateway Exchange, Inc.* .................................   8,075,000
   350,000   Vanguard Cellular Systems, Inc. (Class A)* ......................   6,278,125
                                                                              ------------
                                                                                14,353,125
                                                                              ------------
             Utilities -Electric (1.7%)
   225,000   AES Corp.* ......................................................  10,701,563
                                                                              ------------
             TOTAL COMMON STOCKS (Identified Cost $563,762,612) .............. 614,137,773
                                                                              ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             SHORT-TERM INVESTMENTS (4.1%)
             U.S. GOVERNMENT AGENCY (a) (1.6%)
   $10,200   Federal Home Loan Mortgage Corp. 5.50% due 06/01/98 (Amortized
             Cost $10,200,000) ............................................... 10,200,000
                                                                              ------------


                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS May 31, 1998, continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                         VALUE
--------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (2.5%)
   $15,837   The Bank of New York 5.50% due 06/01/98 (dated 05/29/98;
             proceeds $15,844,654)(b)
             (Identified Cost $15,837,395) ...................................  $15,837,395
                                                                              --------------
             TOTAL SHORT-TERM INVESTMENTS
             (Identified Cost $26,037,395) ...................................   26,037,395
                                                                              --------------

 TOTAL INVESTMENTS
(Identified Cost $589,800,007)(c) .    99.2%   640,175,168
OTHER ASSETS IN EXCESS OF
LIABILITIES........................     0.8      5,399,739
                                    -------- -------------
NET ASSETS.........................   100.0%  $645,574,907
                                    ======== =============

------------
ADR      American Depository Receipt.
*        Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $15,105,582 U.S. Treasury Note 7.50% due 05/15/02 valued at $16,154,143.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $67,382,362 and the aggregate gross unrealized depreciation is $17,007,201, resulting in net unrealized appreciation of $50,375,161.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1998

 ASSETS:
Investments in securities, at value
 (identified cost $589,800,007).............    $640,175,168
Receivable for:
  Investments sold .........................      19,972,517
  Shares of beneficial interest sold  ......       1,689,528
  Dividends ................................          38,125
Deferred organizational expenses ...........          42,651
Prepaid expenses and other assets ..........          89,676
                                              --------------
  TOTAL ASSETS .............................     662,007,665
                                              --------------
LIABILITIES:
Payable for:
  Investments purchased.....................      14,139,345
  Shares of beneficial interest
   repurchased..............................       1,224,538
  Plan of distribution fee..................         569,716
  Investment management fee.................         426,321
Accrued expenses and other payables  .......          72,838
                                              --------------
  TOTAL LIABILITIES ........................      16,432,758
                                              --------------
  NET ASSETS................................    $645,574,907
                                              ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................    $506,745,908
Net unrealized appreciation ................      50,375,161
Accumulated undistributed net realized
 gain.......................................      88,453,838
                                              --------------
  NET ASSETS ...............................    $645,574,907
                                              ==============
CLASS A SHARES:
Net Assets..................................      $2,875,594
Shares Outstanding (unlimited authorized,
 $.01 par value) ...........................         166,357
  NET ASSET VALUE PER SHARE ................          $17.29
                                              ==============
  MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset
   value) ..................................          $18.25
                                              ==============
CLASS B SHARES:
Net Assets..................................    $635,816,029
Shares Outstanding (unlimited authorized,
 $.01 par value) ...........................      37,034,486
  NET ASSET VALUE PER SHARE ................          $17.17
                                              ==============
CLASS C SHARES:
Net Assets..................................      $5,802,131
Shares Outstanding (unlimited authorized,
 $.01 par value) ...........................         337,906
  NET ASSET VALUE PER SHARE ................          $17.17
                                              ==============
CLASS D SHARES:
Net Assets..................................      $1,081,153
Shares Outstanding (unlimited authorized,
 $.01 par value) ...........................          62,443
  NET ASSET VALUE PER SHARE ................          $17.31
                                              ==============

STATEMENT OF OPERATIONS
For the year ended May 31, 1998*

NET INVESTMENT INCOME:
INCOME
Dividends (net of $6,428 foreign withholding
 tax) .......................................   $  1,911,801
Interest ....................................      1,635,606
                                               -------------
  TOTAL INCOME ..............................      3,547,407
                                               -------------
EXPENSES
Plan of distribution fee (Class A shares) ...          3,277
Plan of distribution fee (Class B shares) ...      5,693,336
Plan of distribution fee (Class C shares) ...         26,884
Investment management fee....................      4,285,550
Transfer agent fees and expenses.............        682,082
Registration fees ...........................        180,094
Custodian fees...............................         51,400
Professional fees ...........................         50,182
Shareholder reports and notices .............         39,674
Organizational expenses .....................         30,229
Trustees' fees and expenses..................         14,381
Other........................................          7,524
                                               -------------
  TOTAL EXPENSES ............................     11,064,613
                                               -------------
  NET INVESTMENT LOSS .......................     (7,517,206)
                                               -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain............................    120,508,014
Net change in unrealized appreciation  ......     (3,609,267)
                                               -------------
  NET GAIN ..................................    116,898,747
                                               -------------
NET INCREASE ................................   $109,381,541
                                               =============

------------
*  Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR    FOR THE YEAR
                                                             ENDED           ENDED
                                                         MAY 31, 1998*    MAY 31, 1997
------------------------------------------------------  --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ...................................   $ (7,517,206)   $ (3,745,901)
Net realized gain......................................    120,508,014      18,972,626
Net change in unrealized appreciation .................     (3,609,267)     10,689,644
                                                        --------------- --------------
  NET INCREASE ........................................    109,381,541      25,916,369
                                                        --------------- --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares ........................................        (57,133)        --
Class B shares ........................................    (38,691,036)    (28,296,177)
Class C shares ........................................       (196,298)        --
Class D shares ........................................        (20,585)        --
                                                        --------------- --------------
  TOTAL DISTRIBUTIONS .................................    (38,965,052)    (28,296,177)
                                                        --------------- --------------
Net increase from transactions in shares of beneficial
 interest..............................................    156,406,489     111,860,026
                                                        --------------- --------------
  NET INCREASE ........................................    226,822,978     109,480,218
NET ASSETS:
Beginning of period....................................    418,751,929     309,271,711
                                                        --------------- --------------
  END OF PERIOD .......................................   $645,574,907    $418,751,929
                                                        =============== ==============

------------
*       Class A, Class C and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Mid-Cap Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth. The Fund seeks to achieve its objective by investing primarily in domestic and foreign equity securities of "mid-cap" companies. The Fund was organized as a Massachusetts business trust on May 25, 1994 and commenced operations on September 29, 1994. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

Effective June 22, 1998, the following entities have changed their name:

  OLD NAME                              NEW NAME
 ------------------------------------   ------------------------------------------------
 Dean Witter Mid-Cap Growth Fund       Morgan Stanley Dean Witter Mid-Cap Growth Fund
 Dean Witter InterCapital Inc.         Morgan Stanley Dean Witter Advisors Inc.
 Dean Witter Distributors Inc.         Morgan Stanley Dean Witter Distributors Inc.


The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

"Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

F. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $156,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund as of the close of each business day: 0.75% to the portion of net assets not exceeding $500 million and 0.725% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A
- up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors Inc. and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $14,280,349 at May 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended May 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended May 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $7,185, $800,755 and $2,004, respectively and received $59,087 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 1998 aggregated $1,012,812,830 and $920,667,492, respectively.

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

For the year ended May 31, 1998, the Fund incurred $91,976 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At May 31, 1998, the Fund's payable for investments purchased included unsettled trades with DWR of $244,938.

For the year ended May 31, 1998, the Fund incurred $88,675 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, for portfolio transactions executed on behalf of the Fund. At May 31, 1998 the Fund's payable for investments purchased included an unsettled trade with Morgan Stanley & Co., Inc. of $620,730.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At May 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $2,500.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                          FOR THE YEAR                     FOR THE YEAR
                                             ENDED                            ENDED
                                          MAY 31, 1998                     MAY 31, 1997
                                -------------------------------- --------------------------------
                                     SHARES          AMOUNT           SHARES          AMOUNT
                                --------------- ---------------  --------------- ---------------
CLASS A SHARES*
Sold ..........................       223,859     $   3,887,750         --               --
Reinvestment of distributions           3,525            57,133         --               --
Redeemed ......................       (61,027)       (1,101,805)        --               --
                                --------------- ---------------  --------------- ---------------
Net increase -Class A .........       166,357         2,843,078         --               --
                                --------------- ---------------  --------------- ---------------
CLASS B SHARES
Sold ..........................    20,515,049       348,155,548     21,016,632     $ 298,480,486
Reinvestment of distributions       2,245,246        36,260,726      1,950,535        26,449,257
Redeemed ......................   (14,102,658)     (237,680,244)   (15,064,395)     (213,069,717)
                                --------------- ---------------  --------------- ---------------
Net increase -Class B .........     8,657,637       146,736,030      7,902,772       111,860,026
                                --------------- ---------------  --------------- ---------------
CLASS C SHARES*
Sold ..........................       388,549         6,774,774         --               --
Reinvestment of distributions          11,759           190,027         --               --
Redeemed ......................       (62,402)       (1,095,646)        --               --
                                --------------- ---------------  --------------- ---------------
Net increase -Class C .........       337,906         5,869,155         --               --
                                --------------- ---------------  --------------- ---------------
CLASS D SHARES*
Sold ..........................       132,955         2,212,136         --               --
Reinvestment of distributions             495             8,020         --               --
Redeemed ......................       (71,007)       (1,261,930)        --               --
                                --------------- ---------------  --------------- ---------------
Net increase -Class D .........        62,443           958,226         --               --
                                --------------- ---------------  --------------- ---------------
Net increase in Fund ..........     9,224,343     $ 156,406,489      7,902,772     $ 111,860,026
                                =============== ===============  =============== ===============

------------
*    For the period July 28, 1997 (issue date) through May 31, 1998.

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

6. FEDERAL INCOME TAX STATUS

As of May 31, 1998, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, accumulated undistributed net realized gain was charged and net investment loss was credited $7,517,206.

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                             FOR THE PERIOD
                                                      FOR THE YEAR ENDED MAY 31,           SEPTEMBER 29, 1994*
                                            ----------------------------------------------       THROUGH
                                               1998**++          1997           1996          MAY 31, 1995
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....     $14.76          $15.11         $10.81            $10.00
                                            -------------- --------------  -------------- -------------------
Net investment loss .......................      (0.22)          (0.13)         (0.10)            (0.01)
Net realized and unrealized gain ..........       3.79            0.94           5.60              0.84
                                            -------------- --------------  -------------- -------------------
Total from investment operations ..........       3.57            0.81           5.50              0.83
                                            -------------- --------------  -------------- -------------------
Less distributions from net realized gain        (1.16)          (1.16)         (1.20)            (0.02)
                                            -------------- --------------  -------------- -------------------
Net asset value, end of period ............     $17.17          $14.76         $15.11            $10.81
                                            ============== ==============  ============== ===================
TOTAL INVESTMENT RETURN+ ..................      24.68 %          6.01 %        53.02 %            8.26 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................       1.93 %          1.99 %         2.05 %            2.21 %(2)
Net investment loss .......................      (1.31)%         (1.06)%        (1.05)%           (0.16)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..   $635,816        $418,752       $309,272          $115,126
Portfolio turnover rate ...................        169 %           209 %          328 %             199 %(1)
Average commission rate paid ..............    $0.0579         $0.0592        $0.0582                --

------------
*      Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS, continued

                                            FOR THE PERIOD
                                            JULY 28, 1997*
                                                THROUGH
                                            MAY 31, 1998++
------------------------------------------  --------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......    $  16.43
                                            --------------
Net investment loss .......................       (0.10)
Net realized and unrealized gain ..........        2.12
                                            --------------
Total from investment operations ..........        2.02
                                            --------------
Less distributions from net realized gain         (1.16)
                                            --------------
Net asset value, end of period ............    $  17.29
                                            ==============
TOTAL INVESTMENT RETURN+ ..................       12.77 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................        1.19 %(2)
Net investment loss .......................       (0.70)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..    $  2,876
Portfolio turnover rate ...................         169 %
Average commission rate paid ..............    $ 0.0579
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......    $  16.43
                                            --------------
Net investment loss .......................       (0.20)
Net realized and unrealized gain ..........        2.10
                                            --------------
Total from investment operations ..........        1.90
                                            --------------
Less distributions from net realized gain         (1.16)
                                            --------------
Net asset value, end of period ............    $  17.17
                                            ==============
TOTAL INVESTMENT RETURN+ ..................       12.01 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................        1.94 %(2)
Net investment loss .......................       (1.40)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..    $  5,802
Portfolio turnover rate ...................         169 %
Average commission rate paid ..............    $ 0.0579

------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS, continued

                                            FOR THE PERIOD
                                            JULY 28, 1997*
                                                THROUGH
                                            MAY 31, 1998++
------------------------------------------  --------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......      16.43
                                             --------------
Net investment loss .......................      (0.06)
Net realized and unrealized gain ..........       2.10
                                             --------------
Total from investment operations ..........       2.04
                                             --------------
Less distributions from net realized gain        (1.16)
                                             --------------
Net asset value, end of period ............     $17.31
                                             ==============
TOTAL INVESTMENT RETURN+ ..................      12.89 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................       0.93 %(2)
Net investment loss .......................      (0.41)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..    $ 1,081
Portfolio turnover rate ...................        169 %
Average commission rate paid ..............    $0.0579


------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Mid-Cap Growth Fund (the "Fund"), formerly Dean Witter Mid-Cap Growth Fund, at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
July 6, 1998

                        1998 Federal Tax Notice (unaudited)

    During the year ended May 31, 1998, the Fund paid to its shareholders $0.26 per share from long-term capital gains. Of this $0.26 distribution, $0.15 is taxable as 28% rate gain and $0.11 is taxable as 20% rate gain. For such period, 8.16% of the income paid qualified for the dividends received deduction available to corporations.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Peter Hermann
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048




This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.




MORGAN STANLEY
DEAN WITTER
MID-CAP
GROWTH FUND

ANNUAL REPORT
MAY 31, 1998